UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2024

NUTRA PHARMA CORP.

(Exact name of registrant as specified in its charter)

California	000-32141	91-2021600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Park of Commerce Blvd Suite 1B Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 509-0911

Registrant’s facsimile number, including area code: (877) 895-5647

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm

On March 27, 2024, the Audit Committee of the Board of Directors (the “Committee”) of Nutra Pharma Corp. (the “Company”) received a letter indicating the resignation of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

Marcum only performed “reviews” of the Company’s Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022. Marcum did not review or audit any period after the quarter ended September 30, 2022 nor did Marcum review or audit any periods prior to the quarter ended June 30, 2022.

From July 28, 2022, the date of Marcum’s appointment to serve as the Company’s independent registered public accounting firm, through its resignation date of March 27, 2024 there were no:

(i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company, if any such reports had been issued; and

(ii) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the following material weaknesses in the Company’s internal control over financial reporting:

●	lack of qualified accounting personnel
●	inadequate segregation of duties
●	limited checks and balances in processing cash and other transactions
●	inadequate supervision, monitoring and reviewing of financial statement preparation processes
●	lack of independent directors and an independent audit committee

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, which is dated September 3, 2025, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On December 18, 2024, the Board approved the engagement of Astra Audit & Advisory (“AA”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted AA regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that AA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

In approving the selection of AA as the Company’s independent registered public accounting firm, the Board considered any services previously provided by AA and concluded that such services would not adversely affect the independence of AA.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Marcum LLP addressed to the Securities and Exchange Commission, dated September 3, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUTRA PHARMA CORP.

Date: September 3, 2025	By:	/s/ Michael Flax
	Name:	Michael Flax
	Title:	Chief Executive Officer/Director

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter from Marcum LLP addressed to the Securities and Exchange Commission, dated September 3, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)